MERCER FUNDS

SUPPLEMENT
TO THE
PROSPECTUS
DATED JULY 31, 2025

Mercer Non-US Core Equity Fund
Mercer Opportunistic Fixed Income Fund

The date of this Supplement is April 20, 2026.

The following changes are made in the Prospectus of Mercer Funds (the “Prospectus”):

The Board of Trustees of Mercer Funds has approved the appointment of Hardman Johnston Global Advisors LLC (“Hardman Johnston”) and WCM Investment Management, LLC (“WCM”) as subadvisers to Mercer Non-US Core Equity Fund (the “Fund”). Hardman Johnston and WCM are being appointed to replace American Century Investments, Inc. (“American Century”). Effective as of the dates noted below, the Prospectus is amended as described below to reflect such subadviser changes, as well as certain other changes.

1. Effective September 30, 2025, David Breazzano, Head of Team for Credit, Portfolio Manager of Polen Capital Credit, LLC (“Polen Credit”), no longer serves as a Portfolio Manager of Polen Credit’s allocated portion of the Mercer Opportunistic Fixed Income Fund. All references to Mr. Breazzano in the Prospectus are deleted in their entirety.

2. Effective April 20, 2026, all references to American Century are deleted in their entirety from the Prospectus.

3. Effective April 20, 2026, the following information relating to Hardman Johnston and WCM as subadvisers to the Fund is hereby added under the section titled “Fund Management – Subadvisers and Portfolio Managers” on pages 14-15 of the Prospectus:

Hardman Johnston Global Advisors LLC (“Hardman Johnston”)

•	Cassandra Hardman, CFA, Chief Executive Officer and Chief Investment Officer of Hardman Johnston, joined Hardman Johnston in 1997. Ms. Hardman began managing Hardman Johnston’s allocated portion of the Fund’s portfolio in April 2026.

•	Henry Woo, CFA, Director of Research & Portfolio Manager of Hardman Johnston, joined Hardman Johnston in 2007. Mr. Woo began managing Hardman Johnston’s allocated portion of the Fund’s portfolio in April 2026.

•	James Pontone, Portfolio Manager of Hardman Johnston, joined Hardman Johnston in 2011. Mr. Pontone began managing Hardman Johnston’s allocated portion of the Fund’s portfolio in April 2026.

WCM Investment Management, LLC (“WCM”)

•	Greg Ise, Portfolio Manager and Business Analyst of WCM, joined WCM in 2014. Mr. Ise began managing WCM’s allocated portion of the Fund’s portfolio in April 2026.

•	Tamara Manoukian, Portfolio Manager and Business Analyst of WCM, joined WCM in 2017. Ms. Manoukian began managing WCM’s allocated portion of the Fund’s portfolio in April 2026.

4. Effective April 20, 2026, in the section titled “Mercer Non-US Core Equity Fund – The Subadvisers” beginning on page 52 of the Prospectus, the following paragraphs relating to Hardman Johnston and WCM, as subadvisers to the Fund, are added:

Hardman Johnston Global Advisors LLC (“Hardman Johnston”), with a principal office located at 300 Atlantic Street, Stamford, CT 06901, serves as a subadviser to the Fund. Hardman Johnston is registered as an investment adviser under the Advisers Act. Hardman Johnston is currently organized as a limited liability company and is an independent, 100% employee-owned global equity boutique.

The allocated portion of the Fund’s portfolio managed by Hardman Johnston is managed on a team basis. Cassandra A. Hardman, CFA, is the lead Portfolio Manager and is responsible for the day-to-day portfolio management of the Fund. James G. Pontone and Henry Woo, CFA, members of Hardman Johnston’s International and Global investment teams, support Ms. Hardman in her role as Lead Portfolio Manager for the Fund

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

The allocated portion of the Fund’s portfolio managed by Hardman Johnston seeks to achieve its investment objective by investing in primarily equity securities of mid-to-large capitalization companies domiciled or operating in, or that derive a majority of their income from, developed and emerging markets (excluding the United States). Hardman Johnston will typically invest the allocated portion in securities of issuers from at least six or more non-U.S. countries and at least eight industries. The allocated portion will hold a maximum of 25% of its net assets of companies in any single industry and generally maintains a focused portfolio of approximately 20 to 30 holdings. To mitigate risk, positions have a maximum weighting of 8.5% of the allocated portion for any single security.

Under normal circumstances, Hardman Johnston will invest the allocated portion of the Fund’s portfolio in at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, without regard to market capitalization. The investments will generally consist of equity securities that at the time of purchase are publicly-traded on recognized U.S. and non-U.S. exchanges or on the over-the-counter market. Equity securities include common and preferred stock, BDC, RICs, REITS, securities convertible into common and preferred stock, rights/warrants and American Depositary Receipts (“ADRs”).

Hardman Johnston looks for securities of companies it believes will increase in value over time. Hardman Johnston’s investment philosophy is based on two key tenets: (1) earnings growth of a company drives its securities performance over time, and (2) there are short term inefficiencies in the market that create attractive opportunities to buy the securities of one or more companies.

Hardman Johnston’s allocated portion of the Fund may invest in securities of companies located or operating within developed markets, as well as emerging markets. Emerging markets are those countries (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) designated by the Index. The Fund’s maximum exposure to emerging markets will be limited to 5% of the allocated portion of the Fund’s portfolio.

WCM Investment Management, LLC (“WCM”), with a principal office located at 281 Brooks Street, Laguna Beach, CA 92651, serves as a subadviser to the Fund. WCM is registered as an investment adviser under the Advisers Act. WCM is currently organized as a corporation. Employees and former employees of the firm own approximately 75% of WCM through a holding company, Thalia Street Partners LLC. Natixis Investment Managers, LLC holds a minority equity interest in WCM.

The allocated portion of the Fund’s portfolio managed by WCM is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of WCM’s allocated portion of the Fund’s portfolio are Greg Ise and Tamara Manoukian. Mr. Ise is a Portfolio Manager and Business Analyst of WCM and joined WCM in 2014. Ms. Manoukian is a Portfolio Manager and Business Analyst of WCM and joined WCM in 2017.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

The allocated portion of the Fund’s portfolio managed by WCM seeks to achieve its investment objective by investing primarily in non-U.S. equity securities, across both developed and emerging markets, with exposure to emerging markets is limited to 5% of the allocated portion.

Under normal circumstances, WCM will invest the allocated portion of the Fund’s portfolio in at least 80% of its net assets in equity securities of non-U.S. companies. WCM generally maintains a focused portfolio and seeks to diversify the allocated portion across multiple global industries and sectors.

The investments will generally consist of common stocks traded on public securities exchanges or markets organized and regulated pursuant to the laws of the jurisdictions of such exchanges. WCM may also invest the allocated portion in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), as well as in U.S.-listed equity securities of non-U.S. issuers. WCM may use exchange-listed equity futures contracts and exchange-traded funds to gain market exposure on cash balances or otherwise to manage the allocated portion’s cash position.

WCM’s investment philosophy is based on the belief that companies with durable and expanding competitive advantages, identifiable long-term tailwinds, strong corporate cultures, and high-quality, shareholder-aligned management teams are well-positioned to create long-term shareholder value. WCM generally seeks to invest in such companies.

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